UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 3, 2012

(Date of earliest event reported)

GLOBAL ARENA HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49819	33-0931599
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708 Third Avenue
New York, NY	10017
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code (212) 508-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

On January 3, 2012, John Matthews resigned for personal reasons as Chief Executive Officer and was appointed Chairman of the Board of Directors.  Joshua Winkler, (currently CFO and Director) was appointed Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 17, 2012

GLOBAL ARENA HOLDING, INC.

By:

/s/ Joshua Winkler

Joshua Winkler

Chief Executive Officer